Exhibit 10.11

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of March 21, 2011, between Virginia Commerce Bancorp, Inc., a Virginia corporation (the “Company”), and the purchaser identified on the signature pages hereto (including its successors and assigns, the “Purchaser”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means March 31, 2011, or such earlier day as may be agreed upon by the Company and the Purchaser and as of which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchaser’s obligation to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities, in each case, have been satisfied or waived. The Closing Date may be accelerated or delayed by the mutual agreement of the Company and the Purchaser.

“Common Stock” means the common stock of the Company, par value $1.00 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Per Share Purchase Price” equals $5.87, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations, and other similar transactions of the Common Stock that occur after the date of this Agreement.

“Prospectus” means the base prospectus filed with the Registration Statement.

“Prospectus Supplement” means the supplement to the Prospectus complying with Rule 424(b) of the Securities Act that is filed with the Commission and delivered by the Company to each Purchaser prior to or at the Closing.

“Registration Statement” means the effective registration statement, as amended, filed with the Commission File No. 333-167263 which registers the sale of the Securities to the Purchaser.

“Securities” means the Shares, the Warrants and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series A Warrants” means, collectively, the Series A Common Stock Purchase Warrants delivered to the Purchaser at the Closing in accordance with Section 2.2(a) hereof, which shall be exercisable commencing on the Closing Date and have a term of exercise equal to seven (7) months from the Closing Date or such longer period as may be established by the Company at any time in its sole discretion, in the form of Exhibit A attached hereto.

“Series B Warrants” means, collectively, the Series B Common Stock Purchase Warrants delivered to the Purchaser at the Closing in accordance with Section 2.2(a) hereof, which shall be exercisable commencing on the Closing Date and have a term of exercise equal to twelve (12) months from the Closing Date or such longer period as may be established by the Company in its sole discretion, in the form of Exhibit A attached hereto.

“Shares” means the shares of Common Stock issued or issuable to the Purchaser pursuant to this Agreement.

“Trading Day” means a day on which the Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE AMEX, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Warrants and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Registrar & Transfer Company, the current transfer agent of the Company, with a mailing address of 10 Commerce Drive, Cranford, New Jersey 07016 and a facsimile number of (908) 497-2318, and any successor transfer agent of the Company.

“Warrants” means the Series A Warrants and the Series B Warrants.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II

PURCHASE AND SALE

Section 2.1 Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchaser agrees to purchase (i) 426,000 Shares, (ii) Series A Warrants to purchase 426,000 Warrant Shares, and (iii) Series B Warrants to purchase 426,000 Warrant Shares, for an aggregate consideration of $2,500,620 (the “Subscription Amount”). The Purchaser shall deliver to the Company, via wire transfer or certified check, immediately available funds equal to the Purchaser’s Subscription Amount as set forth on the signature page hereto executed by the Purchaser and the Company shall deliver to the Purchaser its Shares and Warrants as determined pursuant to Section 2.2(a), and the Company and the Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of the Company or such other location as the parties shall mutually agree.

Section 2.2 Deliveries.

(a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to the Purchaser the following:

(i) this Agreement duly executed by the Company;

(ii) a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver (a) via The Depository Trust Company Deposit or Withdrawal at Custodian system (“DWAC”) a number of Shares equal to the Purchaser’s Subscription Amount divided by the Per Share Purchase Price, and/or (b) one or more certificates representing a number of Shares equal to the Purchaser’s Subscription Amount divided by the Per Share Purchase Price which certificates do not bear restrictive legends, in either case registered in the name of the Purchaser;

(iii) a Series A Warrant registered in the name of the Purchaser to purchase up to a number of shares of Common Stock equal to 100% of the Shares issuable to the Purchaser on the Closing Date, with an exercise price equal to $5.62, subject to adjustment therein (such Series A Warrant certificate may be delivered within three Trading Days of the Closing Date);

(iv) a Series B Warrant registered in the name of the Purchaser to purchase up to a number of shares of Common Stock equal to 100% of the Shares issuable to the Purchaser on the Closing Date, with an exercise price equal to the $5.62, subject to adjustment therein (such Series B Warrant certificate may be delivered within three Trading Days of the Closing Date); and

(v) the Prospectus and Prospectus Supplement (which may be delivered in accordance with Rule 172 under the Securities Act).

(b) On or prior to the Closing Date, the Purchaser shall deliver or cause to be delivered to the Company the following:

(i) this Agreement duly executed by the Purchaser; and

(ii) the Purchaser’s Subscription Amount by wire transfer of immediately available funds to the account as specified in writing by the Company.

Section 2.3 Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects, when made and on the Closing Date (unless as of a specific date therein in which case they shall be accurate as of such date), of the representations and warranties of the Purchaser contained herein;

(ii) the performance in all material respects of all obligations, covenants and agreements of the Purchaser hereunder required to be performed on or prior to the Closing Date; and

(iii) the delivery by the Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b) The obligations of the Purchaser hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects, when made and on the Closing Date (unless as of a specific date therein), of the representations and warranties of the Company contained herein;

(ii) the performance in all material respects of all obligations, covenants and agreements of the Company hereunder required to be performed at or prior to the Closing Date; and

(iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Purchaser:

(a) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection therewith other than in connection with the Required Approvals. Each Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. The Purchaser’s acquisition of the Shares, Warrants and Warrant Shares has been approved by the Company’s Board of Directors under Rule 16b-3(d) under the Exchange Act. For purposes of this Section 3.1(a) “Required Approvals” means (i) a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby and including the Transaction Documents as exhibits thereto, (ii) the filing with the Commission of the Prospectus Supplement, (iii) application(s) to each applicable Trading Market for the listing of the Shares and Warrant Shares for trading thereon in the time and manner required thereby and (iv) such filings as are required to be made under applicable state securities laws.

(b) Issuance of the Securities; Registration. The Shares and Warrants are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Warrant Shares, when issued in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants. The offering and sale of the Shares and Warrants hereunder are being made pursuant to the Registration Statement, including the Prospectus and Prospectus Supplement. No stop order or other order suspending the Registration Statement has been issued and, to the Company’s knowledge, no proceedings for that purpose have been initiated or threatened by the Securities and Exchange Commission or any other governmental authority.

The Purchaser acknowledges and agrees that the Company does not make and has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.1.

Section 3.2 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as of the date hereof:

(a) Organization; Authority. Such Purchaser is either an individual or an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, partnership, limited liability company or other power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and performance by such Purchaser of the transactions contemplated by this

Agreement have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Independent Investment Decision. Such Purchaser (i) reached its decision to invest in the Company independently from any investor or proposed investor in the Company, and (ii) has entered into no agreements with other investors or proposed investors in the Company for the purpose of controlling the Company.

(c) Own Account. Such Purchaser is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell the Securities in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business, solely for the purpose of passive investment, and has no plan or intent to control the Company, to influence the management or board of directors of the Company (other than as may be necessary for any Purchaser exercising his fiduciary duties as a Director of the Company) or to take any other action that would require such Purchaser to file a Schedule 13D with respect to any securities of the Company.

(d) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants, it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(e) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(f) Information. Such Purchaser and its advisors, if any, have been furnished with all materials relating to the business, financial condition and results of operations of the Company, and materials relating to the offer and sale of the Securities, that have been requested by such Purchaser or its advisors, if any. Such Purchaser acknowledges and understands that its investment in the Securities involves a significant degree of risk.

The Company acknowledges and agrees that the representations contained in Section 3.2 shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

ARTICLE IV

OTHER AGREEMENTS OF THE PARTIES

Section 4.1 Warrant Shares. If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the issuance of the Warrant Shares or if the Warrant is exercised via cashless exercise, the Warrant Shares issued pursuant to any such exercise shall be issued free of all legends. If at any time following the date hereof the Registration Statement (or any subsequent registration statement registering the sale of the Warrant Shares) is not effective or is not otherwise available for the sale of the Warrant Shares, the Company shall immediately notify the holders of the Warrants in writing that such registration statement is not then effective and thereafter shall promptly notify such holders when the registration statement is effective again and available for the sale of the Warrant Shares (it being understood and agreed that the foregoing shall not limit the ability of the Company to issue, or the Purchaser to sell, any of the Warrant Shares in compliance with applicable federal and state securities laws). The Company shall use reasonable best efforts to keep a registration statement (including the Registration Statement) registering the issuance of the Warrant Shares effective during the term of the Warrants. Additionally, until the earliest of the time that (i) no Purchaser owns Securities or (ii) the Warrants have expired, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

ARTICLE V

MISCELLANEOUS

Section 5.1 Termination. This Agreement may be terminated by (i) the Purchaser or (ii) by the Company, in each case, by written notice to the other parties, if the Closing has not been consummated on or before March 31, 2011; provided, however, that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

Section 5.2 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchaser.

Section 5.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, the Prospectus and the Prospectus Supplement, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

Section 5.4 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser.

Section 5.5 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Virginia, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the location closest to Arlington County, Virginia. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the location closest to the County of Arlington for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

Section 5.6 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

Section 5.7 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

Section 5.8 Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

Section 5.9 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

VIRGINIA COMMERCE BANCORP, INC.		Address for Notice:

By:	/s/ Peter A. Converse	Fax: (703) 534-7216
	Name:	Attn: Peter A. Converse
	Title:	e-mail: pconverse@VCBOnline.com

With a copy to (which shall not constitute notice):

Jacob A. Lutz III, Esquire

Fax: (804) 698-6014

e-mail: jacob.lutz@troutmansanders.com

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGES FOR PURCHASER FOLLOWS]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Kenneth R. Lehman

Signature of Purchaser: /s/ Kenneth R. Lehman

Email Address of Purchaser: ken@bankvc.net

Address for Notice and Delivery of Securities to Purchaser:

1408 North Abingdon Street

Arlington, Virginia 22207

Subscription Amount: $2,500,620

Shares: 426,000

Series A Warrant Shares: 426,000

Series B Warrant Shares: 426,000

Social Security Number: [PROVIDE THIS UNDER SEPARATE COVER]

☐    Notwithstanding anything contained in this Agreement to the contrary, by checking this box (i) the obligations of the above-signed to purchase the securities set forth in this Agreement to be purchased from the Company by the above-signed, and the obligations of the Company to sell such securities to the above-signed, shall be unconditional and all conditions to Closing shall be disregarded, (ii) the Closing shall occur on March 31, 2011, unless otherwise agreed by the parties and (iii) any condition to Closing contemplated by this Agreement (but prior to being disregarded by clause (i) above) that required delivery by the Company or the above-signed of any agreement, instrument, certificate or the like or purchase price (as applicable) shall no longer be a condition and shall instead be an unconditional obligation of the Company or the above-signed (as applicable) to deliver such agreement, instrument, certificate or the like or purchase price (as applicable) to such other party on the Closing Date.